UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 9, 2020

TechTarget, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	1-33472	04-3483216
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

275 Grove Street, Newton, MA	02466
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (617) 431-9200

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, $0.001 per value per share	TTGT	NASDAQ Global Market

Item 1.01.	Entry into a Material Definitive Agreement.

Purchase Agreement

On December 9, 2020, TechTarget, Inc. (the “Company”) and BrightTalk Limited, a private company limited by shares incorporated in England (“BrightTalk”) entered into an Equity Purchase Agreement (the “Purchase Agreement”) pursuant to which the Company agreed to purchase the issued and outstanding equity interests of BrightTalk. BrightTalk is a technology media company that provides customers with a platform to create, host, and promote webinar and video content to reach new audiences and engage relevant business professionals.

The purchase price to be paid at the closing of the transaction by the Company pursuant to the Purchase Agreement is equal to $150 million, subject to working capital and other adjustments set forth in the Purchase Agreement. The Company has secured committed financing in the form of a bridge loan from JPMorgan Chase Bank, N.A., as described below, to cover the purchase price in combination with cash on hand, and is contemplating options for permanent financing which may include public or private offerings of equity or debt securities or facilities. The Company’s obligation to complete the transaction is not subject to a financing condition. The Company expects the transaction to close by the end of 2020.

The Purchase Agreement contains customary representations, warranties, covenants, closing conditions and other provisions, including indemnification obligations of the Company and the BrightTalk equity holders for, among other matters, breaches of representations, warranties and covenants, in each case subject to the applicable limitations specified in the Purchase Agreement.

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the Purchase Agreement, a copy of which is filed as Exhibit 2.1 hereto and is incorporated herein by reference.

The representations, warranties and covenants contained in the Purchase Agreement were made only for the purposes of the Purchase Agreement, were made as of specific dates, were made solely for the benefit of the parties to the Purchase Agreement and may not have been intended to be statements of fact but, rather, as a method of allocating risk and governing the contractual rights and relationships between the parties to the Purchase Agreement. The assertions embodied in those representations and warranties may be subject to important qualifications and limitations agreed to by the Company and BrightTalk in connection with negotiating their respective terms. Moreover, the representations and warranties may be subject to a contractual standard of materiality that may be different from what may be viewed as material to stockholders. For the foregoing reasons, none of the Company’s stockholders or any other person should rely on such representations and warranties, or any characterizations thereof, as statements of factual information at the time they were made or otherwise.

Bridge Loan Commitment Letter

Also on December 9, 2020 and in connection with the execution of the Purchase Agreement, the Company executed a commitment letter (the “Commitment Letter”) with JPMorgan Chase Bank, N.A. (“JPMorgan”), pursuant to which JPMorgan has committed to provide the Company with a 6-month term loan facility in an aggregate principal amount of $145 million to fund the Company’s acquisition of BrightTalk pursuant to the Purchase Agreement. Amounts drawn under the facility will bear interest, at the Company’s option, at an adjusted rate of LIBOR plus 2.50% or a rate equal to 1.50% plus the highest of (a) the prime rate, (b) the higher of (x) the federal funds effective rate and (y) the overnight bank funding rate, in each case plus 0.50% and (c) one-month LIBOR plus 1.00%.

The foregoing description of the Commitment Letter does not purport to be complete and is qualified in its entirety by reference to the Commitment Letter, a copy of which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 1.02.	Termination of Material Definitive Agreement.

On December 9, 2020, the Company terminated its Loan and Security Agreement (the “Loan Agreement”) with Western Alliance Bank as the lender. The Loan Agreement provided for a $25 million term loan facility, which the Company repaid on December 9, 2020, and a $20 million revolving line of credit, which had no outstanding balance.

Item 9.01.	Financial Statements and Exhibits.

(d)     Exhibits. The following exhibits are filed or furnished, as applicable, with this report:

Exhibit No.	Document

2.1	Equity Purchase Agreement, dated December 9, 2020, by and between the Company and BrightTalk.*

10.1	Commitment Letter, dated December 9, 2020, by and between the Company and JPMorgan.*

104	Cover Page Interactive Data File (formatted as Inline XBRL).

*

Certain exhibits and schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company hereby undertakes to furnish supplementally copies of any of the omitted exhibits and schedules upon request by the U.S. Securities and Exchange Commission; except that the Company may request confidential treatment pursuant to Rule 24b-2 of the Exchange Act for any exhibits or schedules so furnished. A list identifying the contents of all omitted exhibits and schedules can be found on page (iv) to Exhibit 2.1 to this Current Report. Exhibits A, C and D, and all schedules and annexes thereto, and all exhibits, schedules and annexes to Exhibit B have been omitted from Exhibit 10.1 to this Current Report.

Safe Harbor For Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements, other than statements of historical facts, included or referenced in this Current Report that address activities, events or developments which we expect will or may occur in the future are forward-looking statements, including statements regarding our intent, beliefs or current expectations and those of our management team. In some cases, you can identify forward-looking statements because they contain words such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “going to,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential,” or “continue,” or the negative of these words or other similar terms or expressions that concern our expectations, strategy, priorities, plans, or intentions. These forward-looking statements involve known and unknown risks and uncertainties that may cause the Company’s actual results, levels of activity, performance or achievements to be materially different from those expressed or implied by these forward-looking statements. Important factors that may cause or contribute to such differences include the risk that the parties will not be able to complete the transaction on the anticipated timeline or at all; the risk that the conditions to the completion of the transaction will not be satisfied on a timely basis or at all; the risk that the Company is unable to raise requisite financing for the transaction on acceptable terms or at all; the risk that the Company will not realize the anticipated benefits of the transaction; the risk that the Company will not be able to successfully integrate BrightTalk’s business into the Company’s business; the risk that the Company will incur higher than expected or unexpected costs in connection with the transaction; the risk that the Company will not be able to retain or hire key personnel; the risk that disruption from the transaction may adversely affect the Company’s business, including its relationships with its customers and employees; and such other factors as are set forth in the risk factors detailed from time to time in the Company’s filings with the Securities and Exchange Commission, including, without limitation, the risk factors detailed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2019 and the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2020, which are incorporated herein by reference. The Company specifically disclaims any obligation to update these forward-looking statements, except to the extent required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TechTarget, Inc.

Date: December 11, 2020	By:	/s/ Daniel Noreck
Daniel Noreck
Chief Financial Officer and Treasurer